                                                                Exhibit 10(i)(i)

               SUMMARY OF EXTENSION OF THE EXECUTIVE LIABILITY AND
              INDEMNIFICATION POLICY NO. 8103-53-79G (THE "POLICY")

The Policy has been extended to August 11, 1999. The annual premium for the period August 11, 1997 to August 11, 1998 is $273,000.